UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2016

Global Blood Therapeutics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37539	27-4825712
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 East Jamie Court, Suite 101

South San Francisco, CA 94080

(Address of Principal Executive Offices) (Zip Code)

(650) 741-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 10, 2016, Global Blood Therapeutics, Inc. issued a press release titled, “Global Blood Therapeutics Announces New Clinical Data that Continue to Support Safety and Efficacy Profile of GBT440 as a Potentially Disease-Modifying Therapy for Sickle Cell Disease” (the “Press Release”). A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL BLOOD THERAPEUTICS, INC.

Date: June 10, 2016	By:	/s/ John Schembri
	Name:	John Schembri
	Title:	Vice President, Finance and Administration (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 10, 2016